EXHIBIT 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

PROMISSORY NOTE

$6,300,000	April 16, 2007

FLO Corporation, a Delaware corporation (the “Company”), for value received and in connection with the transfer to the Company of Saflink’s assets used in its business related to the Registered Traveler program governed by the U. S. Transportation and Security Administration (the “RT Business”), hereby promises to pay to Saflink Corporation (“Saflink”), the principal sum of six million three hundred thousand Dollars ($6,300,000) with interest and subject to adjustment as provided below.

1. Definitions.

1.1 As used in this Note, the term “Change of Control Transaction” shall mean any (a) merger or consolidation of the Company with or into any other corporation or other entity, or any other reorganization of the Company, in which the holders of the Company’s outstanding capital stock immediately prior to such transaction do not, immediately after such transaction, retain a majority of the voting power of the surviving entity or its parent in substantially the same relative proportions as immediately prior to the transaction, (b) a sale of all or substantially all of the assets of the Company, or (c) the issuance of 20% or more of the Company’s capital stock.

1.2 As used in this Note, the term “Principal” shall mean six million three hundred thousand Dollars ($6,300,000).

2. Payment.

2.1 Payment. Principal and accrued interest hereof shall be payable on the first anniversary of the date hereof (the “Maturity Date”). Payments hereunder shall be made by the Company to Saflink, at the principal offices of Saflink, in lawful money of the United States of America. Interest shall accrue with respect to the unpaid Principal of the loan from the date of this Note until the Principal is paid at a rate of 8.0% per annum (computed on the basis of a 365-day year). Notwithstanding the foregoing, payments hereunder may also be made by cancellation of principal owing under outstanding 8% convertible debentures, dated June 12, 2006, issued by Saflink, or the cancellation of other outstanding debt of Saflink as approved by Saflink.

2.2 Acceleration. The Principal outstanding hereunder and all accrued and unpaid interest shall be immediately due and payable in full without notice, demand, presentment, protest or other formalities of any kind (a) immediately prior to the consummation of a Change of Control Transaction or (b) upon an Event of Default (as defined in Section 3 hereof).

2.3 Prepayment. The Company shall have the right at any time and without penalty to prepay, in whole or in part, the principal outstanding and/or the interest accrued hereunder.

3. Default.

3.1 Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a) any failure by the Company to pay any amount payable hereunder, or to issue any securities issuable hereunder, in accordance with the terms hereof which default is not cured within thirty (30) days following notice thereof from Saflink;

(b) the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be dissolved or liquidated in full or in substantial part, (iii) become insolvent (as such term may be defined or interpreted under any applicable statute), (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.2 Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Saflink may declare all outstanding obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Saflink may exercise any other right, power or remedy granted to it or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

3.3 Waiver; Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the Saflink’s part shall operate as a waiver of such right or otherwise prejudice Saflink’s rights, powers or remedies. No single or partial waiver by Saflink of any provision of this Note or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. Saflink’s rights and remedies are cumulative and are in addition to all rights and remedies which Saflink may have in law or in equity or by statute or otherwise.

4. Amendments. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and Saflink and then only to the extent set forth therein.

5. Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby.

6. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Company and Saflink and their respective successors and assigns.

7. Notices. Any notice required by any provision of this Note to be given to Saflink shall be in writing and may be delivered by personal service or facsimile or sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to Saflink at its address appearing on the books of the Company.

8. Replacement. Upon the Company’s receipt of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of this Note and (a) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (b) in the case of any such mutilation, upon surrender of this Note for cancellation, the Company shall execute and deliver, in lieu thereof, a new Note.

9. No Rights as Shareholder. This Note, as such, shall not entitle Saflink to any rights as a shareholder of the Company, except as otherwise specified herein.

10. Headings. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note.

11. Governing Law. The validity, meaning and effect of this Note shall be determined in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has duly caused this Note to be signed in its name and on its behalf by its duly authorized officer as of the date hereinabove written.

FLO Corporation

By:

Name:

Title:

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